Exhibit 32.4

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

    In connection with Amendment No. 1 to the Annual Report on Form 10-K of CHS Inc. (the “Company”) for the fiscal year ended August 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Olivia Nelligan, Executive Vice President, Chief Financial Officer and Chief Strategy Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Olivia Nelligan
Olivia Nelligan
Executive Vice President, Chief Financial Officer and Chief Strategy Officer
March 3, 2025